UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2016

Date of reporting period: 08/31/2016

Item 1	–	Report to Stockholders

AUGUST 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Floating Rate Income Portfolio	of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, while, in contrast, the European Central Bank and the Bank of Japan increased stimulus, even introducing negative interest rates. The U.S. dollar had strengthened considerably, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices. Also during this time period, oil prices collapsed due to excess global supply. China showed signs of slowing economic growth and declining confidence in the country’s policymakers stoked worries about the potential impact on the global economy. Risk assets (such as equities and high yield bonds) struggled as volatility increased.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies, and oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding interest rates down — central bank accommodation, an aging population in need of income, and institutions such as insurance companies and pension plans needing to meet liabilities — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors.

Market volatility touched a year-to-date low in August, which may be a signal that investors have become complacent given persistent macro risks: Geopolitical turmoil continues to loom. A surprise move from the Fed — i.e., raising rates sooner than expected — has the potential to roil markets. And perhaps most likely to stir things up — the U.S. presidential election.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.60%	12.55%
U.S. small cap equities (Russell 2000® Index)	20.87	8.59
International equities (MSCI Europe, Australasia, Far East Index)	10.35	(0.12)
Emerging market equities (MSCI Emerging Markets Index)	22.69	11.83
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.23
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.22	7.35
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.68	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.35	7.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.56	9.12

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2016

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2016, the Fund underperformed the benchmark S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

•

The Fund generally underweights the more distressed loan assets, and this detracted from performance relative to the benchmark, as loans in default rebounded in the second half of the period. Underweight positions in the leisure and technology sectors also detracted from the Fund’s performance, as did selection in independent energy companies within the energy sector.

•

The Fund’s selection to loan credits in the B-rated and CCC-rated universe boosted results. The Fund’s positioning in the electric utility and health care sectors also contributed to performance, as did an underweighting of the oilfield services industry within the energy sector.

•

Credit markets produced positive returns during the 12-month period, with initial declines during the first half of the period giving way to a rebound in the second half. However, bank loans underperformed high yield bonds, which benefited from the recovery in the energy and metals & mining industries during the period. As a result, the Fund’s tactical allocation to high yield bonds contributed to performance.

Describe recent portfolio activity.

•

During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. In order to capture momentum from the recovery in commodity-related assets, the Fund selectively increased its fixed rate, high yield bond allocation. From a sector standpoint, the Fund added to positions in the technology and health care sectors, while trimming exposure in the pharmaceuticals and lodging sectors.

Describe portfolio positioning at period end.

•

At period end, the Fund held a majority of its portfolio in floating rate bank loans, with a modest position in high yield corporate bonds. The Fund maintained its highest concentration in higher coupon B-rated loans of select issuers, while limiting exposure to low coupon BB-rated loans. Additionally, the Fund held a reduced position in CCC-rated loans, while also avoiding the more volatile segments of that universe, such as oilfield services, metals & mining, and media companies. Leading individual positions included Level 3 Communications, Inc. (wirelines), Altice NV (cable & satellite), and Reynolds (packaging).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Floating Rate Loan Interests	94%
Corporate Bonds	4
Asset-Backed Securities	2

[1]	Total investments exclude short-term securities.

Credit Quality Allocations[1]	Percent of Total Investments[2]
BBB/Baa	9%
BB/Ba	44
B	40
CCC/Caa	3
N/R3	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as instruments rated AAA/Aaa.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

An unmanaged composite index that tracks returns in the leveraged loan market, capturing a broad cross-section of the U.S. leveraged loan market — including dollar-denominated and U.S.-syndicated loans to overseas issuers.

Performance Summary for the Period Ended August 31, 2016

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.10%	4.09%	6.18%	3.48%	N/A	5.13%	N/A	3.73%	N/A
Investor A	3.72	3.71	6.00	3.14	0.56%	4.80	4.27%	3.43	3.17%
Investor C	3.09	3.08	5.53	2.42	1.43	4.01	4.01	2.66	2.66
Investor C1	3.36	3.36	5.77	2.69	N/A	4.31	N/A	2.94	N/A
Class K	4.15	4.15	6.09	3.39	N/A	5.13	N/A	3.77	N/A
S&P®/LSTA Leveraged Loan Index	—	—	8.07	3.88	N/A	5.15	N/A	4.57	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,061.80	$3.47	$1,000.00	$1,021.77	$3.40	0.67%
Investor A	$1,000.00	$1,060.00	$5.18	$1,000.00	$1,020.11	$5.08	1.00%
Investor C	$1,000.00	$1,055.30	$8.78	$1,000.00	$1,016.59	$8.62	1.70%
Investor C1	$1,000.00	$1,057.70	$7.45	$1,000.00	$1,017.90	$7.30	1.44%
Class K	$1,000.00	$1,040.50	$2.74	$1,000.00	$1,018.63	$2.71	0.63%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 156/366 (to reflect the period from March 28, 2016, the commencement of operations, to August 31, 2016).

[6]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and are used going forward from the date of reorganization.

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees. Prior to Class K Shares’ inception date on March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the Predecessor Fund restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization, and will not be subject to CDSCs upon the sale of shares of the Fund received in the reorganization and shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and

0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees, respectively.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2016 and held through August 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	7

Schedule of Investments August 31, 2016	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ACAS CLO Ltd., Series 2015-1A, Class D, 4.33%, 4/18/27	USD	970	$935,139
ALM V Ltd., Series 2012-5A, Class BR, 3.68%, 10/18/27		630	630,795
ALM VII R-2 Ltd., Series 2013-7R2A, Class C, 4.16%, 4/24/24		750	729,174
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 4.86%, 12/09/26		1,400	1,368,500
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class D, 4.08%, 4/15/27		1,250	1,198,226
Series 2015-6A, Class E1, 5.58%, 4/15/27		1,000	864,937
Apidos CLO XII, Series 2013-12A, Class D, 3.73%, 4/15/25		1,000	936,441
Apidos CLO XXI, Series 2015-21A, Class C, 4.23%, 7/18/27		750	693,701
ARES CLO Ltd., Series 2012-2A, Class DR, 4.37%, 10/12/23		1,000	974,930
ARES XXXII CLO Ltd., Series 2014-32A, Class C, 5.02%, 11/15/25		1,000	999,939
ARES XXXVII CLO Ltd., Series 2015-4A, Class C, 4.93%, 10/15/26		1,300	1,299,720
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class B2L, 7.07%, 8/15/24		1,160	1,160,119
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 4.38%, 10/15/26		2,125	2,011,468
Atrium IX, Series 9A, Class D, 4.33%, 2/28/24		1,000	975,264
Atrium X, Series 2013-10A, Class D, 4.18%, 7/16/25		1,500	1,437,009
Atrium XII, Series 12A, Class D, 4.60%, 10/22/26		1,500	1,489,800
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class C, 4.38%, 4/18/27		1,000	969,844
Series 2015-VIA, Class D, 6.23%, 4/18/27		1,000	900,000
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class B, 3.63%, 7/18/27		250	250,400
Benefit Street Partners CLO VIII Ltd.:
Series 2015-8A, Class B, 3.70%, 1/20/28		500	500,720
Series 2015-8A, Class C, 4.60%, 1/20/28		500	471,385
BlueMountain CLO Ltd.:
Series 2014-4A, Class E, 6.13%, 11/30/26		1,000	917,500
Series 2015-2A, Class E, 6.03%, 7/18/27		750	648,845
Series 2015-4A, Class D2, 4.75%, 1/20/27		750	720,820
Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class C, 4.48%, 4/27/27		750	734,469
CIFC Funding Ltd.:
Series 2013-4A, Class D, 4.33%, 11/27/24		750	726,847

Asset-Backed Securities (a)(b)		Par (000)	Value
Series 2014-2A, Class A3L, 3.68%, 5/24/26	USD	945	$937,521
Series 2014-3A, Class D, 4.10%, 7/22/26		500	461,607
Series 2015-1A, Class D, 4.70%, 1/22/27		600	576,936
Dryden 36 Senior Loan Fund, Series 2014-36A, Class E, 5.99%, 11/09/25		1,500	1,335,649
Highbridge Loan Management Ltd.:
Series 6A-2015, Class C, 3.85%, 5/05/27		750	748,493
Series 6A-2015, Class D, 4.43%, 5/05/27		950	891,357
LCM XVII LP, Series 17A, Class D, 4.18%, 10/15/26		1,000	966,636
Madison Park Funding XIII Ltd., Series 2014-13A, Class D, 4.04%, 1/19/25		1,000	965,765
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.57%, 11/14/25		1,500	1,450,088
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 4.84%, 1/23/27		750	742,500
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 4.47%, 11/14/26		750	707,922
OZLM IX Ltd., Series 2014-9A, Class C, 4.30%, 1/20/27		750	709,094
OZLM XII Ltd., Series 2015-12A, Class C, 4.46%, 4/30/27		1,160	1,076,554
OZLM XIV Ltd., Series 2015-14A, Class C, 5.03%, 1/15/29		950	939,774
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.20%, 1/21/26		1,500	1,448,542
Symphony CLO XVII Ltd., Series 2016-17A, Class D, 5.50%, 4/15/28		750	751,040
TICP CLO I Ltd., Series 2015-1A, Class D, 4.25%, 7/20/27		750	700,335
Venture XI CLO Ltd., Series 2012-11AR, Class DR, 4.77%, 11/14/22		750	737,186
Venture XII CLO Ltd., Series 2012-12A, Class D, 4.48%, 2/28/24		500	483,938
Venture XX CLO Ltd., Series 2015-20A, Class D, 4.53%, 4/15/27		520	492,416
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.28%, 7/15/27		880	808,054
Voya CLO Ltd., Series 2014-4A, Class C, 4.67%, 10/14/26		1,500	1,474,085
Wind River CLO Ltd., Series 2012-1A, Class D, 5.68%, 1/15/24		1,000	1,002,300
Total Asset-Backed Securities — 1.5%			44,953,784

Portfolio Abbreviations
AKA	Also known as	ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar	FKA	Formerly known as	PIK	Payment-in-kind
CLO	Collateralized Loan Obligation	GBP	British Pound	USD	U.S. Dollar

See Notes to Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Schedule of Investments (continued)

Common Stocks		Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (c)		235,827	$7,075
GEO Specialty Chemicals, Inc. (a)(c)		39,151	1,175

			8,250
Diversified Consumer Services — 0.0%
Education Management Corp. (c)		1,532,378	48,576
Oil, Gas & Consumable Fuels — 0.0%
Southcross Holdings Borrower LP		427	128,100
Specialty Retail — 0.0%
TRM Holdco Corp.		972,357	10
Total Common Stocks — 0.0%			184,936

Corporate Bonds		Par (000)
Commercial Services & Supplies — 0.2%
ADT Corp., 4.13%, 6/15/23	USD	6,112	5,989,760
Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
3.65%, 12/15/19 (a)(b)		7,030	7,100,300
4.07%, 5/15/21 (a)(b)		4,591	4,671,343
Reynolds Group Issuer, Inc., 4.13%, 7/15/21 (a)(b)		15,435	15,666,525

			27,438,168
Diversified Financial Services — 0.2%
Altice Financing SA:
6.63%, 2/15/23 (a)		2,210	2,301,163
7.50%, 5/15/26 (a)		4,565	4,804,663

			7,105,826
Diversified Telecommunication Services — 0.0%
Avaya, Inc., 7.00%, 4/01/19 (a)		2,055	1,530,975
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (a)(c)(d)		5,909	1,871,325
Health Care Providers & Services — 0.1%
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (a)		1,770	1,803,187
Independent Power and Renewable Electricity Producers — 0.2%
NRG Energy, Inc., 6.25%, 7/15/22		6,970	7,118,113
Media — 0.9%
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		2,780	2,908,575
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		9,469	9,918,777
SFR Group SA:
6.25%, 5/15/24 (a)		5,585	5,626,887
7.38%, 5/01/26 (a)		7,080	7,310,100

			25,764,339
Metals & Mining — 0.4%
Freeport-McMoRan, Inc., 2.38%, 3/15/18		12,336	12,135,540
Oil, Gas & Consumable Fuels — 1.2%
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		4,930	4,979,209
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (a)		3,750	4,012,500
Concho Resources, Inc., 5.50%, 4/01/23		440	454,300

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc., 5.88%, 4/15/22	USD	8,949	$8,098,845
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		440	457,600
Extraction Oil & Gas Holdings LLC, 7.88%, 7/15/21 (a)		1,130	1,141,300
MEG Energy Corp., 7.00%, 3/31/24 (a)		1,090	877,450
Newfield Exploration Co., 5.63%, 7/01/24		440	454,300
NGPL PipeCo LLC, 7.12%, 12/15/17 (a)		2,123	2,215,881
RSP Permian, Inc., 6.63%, 10/01/22		435	452,400
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		8,565	9,014,663
5.88%, 6/30/26 (a)		2,340	2,503,800
Tallgrass Energy Partners LP, 5.50%, 9/15/24 (a)		1,705	1,747,625

			36,409,873
Total Corporate Bonds — 4.2%			127,167,106

Floating Rate Loan Interests (b)
Advertising — 0.1%
Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18		2,606	2,508,746
Checkout Holding Corp. (FKA Catalina Marketing), Term B Loan (First Lien), 4.50%, 4/09/21		622	550,317

			3,059,063
Aerospace & Defense — 1.1%
B/E Aerospace, Inc., Term Loan, 3.75% - 3.76%, 12/16/21		4,751	4,795,106
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		2,408	2,069,428
TransDigm, Inc.:
Delayed Draw Tranche F Term Loan, 3.75%, 6/09/23		2,129	2,119,976
Initial Tranche F Term Loan, 3.75%, 6/09/23		2,365	2,355,529
Tranche D Term Loan, 3.75%, 6/04/21		2,866	2,858,378
Tranche E Term Loan, 3.75%, 5/14/22		1,550	1,545,910
Tranche F Term Loan, 3.75%, 6/09/23		17,538	17,493,698

			33,238,025
Air Freight & Logistics — 0.8%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		3,922	3,124,361
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		4,051	3,227,262
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		675	537,637
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		5,576	4,442,223
XPO Logistics, Inc., Term B-2 Loan, 4.25%, 10/30/21		14,209	14,270,884

			25,602,367

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	9

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Airlines — 0.5%
AWAS Finance Luxembourg SA (FKA AWAS Finance Luxembourg S.à r.l.), Loan, 4.00%, 6/11/18	USD	2,046	$2,052,387
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18		4,982	4,991,814
Northwest Airlines, Inc.:
B757-200, 2.13%, 9/10/18		385	375,596
B757-200, 2.13%, 9/10/18		382	372,125
B757-300, 2.13%, 3/10/17		379	369,687
B757-300, 2.75%, 3/10/17		250	248,125
B757-300, 2.75%, 3/10/17		250	248,005
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		4,947	4,943,933

			13,601,672
Beverages — 0.2%
Blue Ribbon LLC, 2016-1 New Term Loan (First Lien), 5.00%, 11/15/21		7,380	7,430,949
Biotechnology — 0.8%
AMAG Pharmaceuticals, Inc., Initial Term Loan, 4.75%, 8/17/21		5,446	5,445,618
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.44%, 2/27/21		19,043	19,171,339

			24,616,957
Building Products — 1.4%
Continental Building Products, Inc., Term Loan, 3.55%, 8/18/23		3,497	3,500,885
CPG International, Inc., Term Loan, 4.75%, 9/30/20		14,407	14,370,803
Jeld-Wen, Inc. (Onex BP Finance LP), Initial Loan, 5.25%, 10/15/21		6,620	6,658,866
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		10,146	10,155,712
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19		3,780	3,775,659
Tranche B Term Loan, 4.00%, 10/31/19		3,729	3,724,713

			42,186,638
Capital Markets — 0.7%
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20		6,570	6,241,270
Royal Holdings, Inc.:
Initial Term Loan (First Lien), 4.50%, 6/20/22		5,470	5,481,729
Initial Term Loan (Second Lien), 8.50%, 6/19/23		2,340	2,304,900
SAM Finance Luxembourg S.à r.l. (Santander), Dollar Term Loan, 4.25%, 12/17/20		6,012	5,988,006

			20,015,905
Chemicals — 2.5%
Allnex (Luxembourg) & Cy SCA (FKA AI Chem & Cy SCA):
Tranche B-2 Term Loan, 4.25%, 4/17/23		2,367	2,377,210
Tranche B-3 Term Loan, 4.25%, 4/17/23		1,783	1,790,967
Ascend Performance Materials Operations LLC, Term B Loan, 6.50%, 8/12/22		8,989	8,854,311
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		8,587	8,623,776

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (continued)
Chemours Co., Tranche B Term Loan, 3.75%, 5/12/22	USD	5,744	$5,658,918
Huntsman International LLC:
2014-1 Incremental Term Loan, 3.75%, 10/01/21		3,536	3,547,431
2015 Extended Term B Dollar Loan, 3.52% - 3.60%, 4/19/19		3,012	3,014,985
2016 Term B Loan, 4.25%, 4/01/23		3,491	3,506,542
MacDermid, Inc. (Platform Specialty Products Corp.):
Tranche B Term Loan (First Lien), 5.50%, 6/07/20		9,569	9,563,073
Tranche B-2 Term Loan, 5.50%, 6/07/20		1,529	1,527,556
Tranche B-3 Term Loan, 5.50%, 6/07/20		10,473	10,467,676
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		13,985	13,285,328
PQ Corp., Tranche B-1 Term Loan, 5.75%, 11/04/22		3,995	4,019,250

			76,237,023
Commercial Services & Supplies — 4.1%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19		10,559	10,543,110
Allied Universal Holdco LLC (FKA USAGM Holdco LLC):
Incremental Term Loan, 5.50%, 7/28/22		15,416	15,387,669
Initial Loan (Second Lien), 9.50%, 7/28/23		2,915	2,878,563
Initial Term Loan (First Lien), 4.75%, 7/28/22		8,340	8,172,832
Aramark Corp., U.S. Term E Loan, 3.25%, 9/07/19		3,010	3,016,454
Dealer Tire LLC, Initial Term Loan, 5.50%, 12/22/21		4,961	4,967,677
Erie Acquisition Holdings, Inc. (GCA Services Group, Inc.), Term Loan (First Lien), 5.75%, 3/01/23		8,155	8,202,104
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		2,707	2,301,363
KAR Auction Services, Inc., Tranche B-3 Term Loan, 4.25%, 3/09/23		8,773	8,877,236
Laureate Education, Inc., Series 2021 Extended Term Loan, 8.16%, 3/17/21		1,298	1,289,593
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		3,109	2,875,956
Packers Holdings LLC, Initial Term Loan, 5.00%, 12/02/21		6,846	6,862,864
Prime Security Services Borrower LLC (AKA Protection 1 Security Solutions):
Term B Loan (First Lien), 4.75%, 7/01/21		1,038	1,046,822
Term B-1 Loan (First Lien), 4.75%, 5/02/22		5,751	5,788,727
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		17,924	17,740,213
Trugreen Limited Partnership, Initial Term Loan (First Lien), 6.50%, 4/13/23		4,330	4,351,650
U.S. Security Associates Holdings, Inc., Initial Term Loan, 6.00%, 7/14/23		8,046	8,032,692
W3 Co., Term Loan (Second Lien), 9.25%, 9/13/20		1,456	509,723

See Notes to Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (continued)
Waste Industries USA, Inc., Term B Loan, 3.50%, 2/27/20	USD	12,414	$12,437,668

			125,282,916
Communications Equipment — 0.5%
Commscope, Inc., Tranche 5 Term Loan (2015), 3.75%, 12/29/22		4,377	4,390,625
Riverbed Technology, Inc., First Amendment Term Loan, 5.00%, 4/25/22		10,434	10,493,490

			14,884,115
Construction & Engineering — 0.7%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		12,927	12,762,480
CNT Holdings III Corp., Term Loan (First Lien), 5.25%, 1/22/23		6,100	6,120,025
Stonewall Gas Gathering LLC, Loan, 8.75%, 1/28/22		3,555	3,616,887

			22,499,392
Construction Materials — 0.6%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, 4.25%, 8/30/20		1,366	1,370,916
Initial Dollar Term B-1 Loan, 4.25%, 8/30/20		4,469	4,485,296
Initial Dollar Term B-2 Loan, 4.25%, 8/30/20		495	497,160
Headwaters, Inc., Term B-1 Loan, 4.00%, 3/24/22		3,319	3,318,686
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		8,749	8,772,349

			18,444,407
Containers & Packaging — 1.4%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		3,581	3,593,757
Berry Plastics Corp., Term H Loan, 3.75%, 10/01/22		16,599	16,589,007
BWay Intermediate Company, Inc., Initial Term Loan, 5.50%, 8/14/20		14,997	15,043,552
Kleopatra Holdings 2 SCA:
Initial German Borrower Dollar Term Loan, 5.00%, 4/28/20		2,232	2,242,776
Initial U.S. Borrower Dollar Term Loan, 5.00%, 4/28/20		5,222	5,248,095

			42,717,187
Distributors — 0.4%
American Tire Distributors, Inc., Initial Term Loan, 5.25%, 9/01/21		4,960	4,900,218
Fram Group Holdings, Inc./Prestone Holdings, Inc.:
Loan (Second Lien), 11.00%, 1/29/18		4,165	3,581,900
Term Loan (First Lien), 7.00%, 7/29/17		3,568	3,370,192

			11,852,310
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.):
Term B Loan, 3.75% - 5.25%, 1/30/20		3,794	3,804,366

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Consumer Services (continued)
Term B-1 Loan, 4.25% - 5.75%, 1/30/20	USD	3,245	$3,250,173
ServiceMaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		27,245	27,408,156

			34,462,695
Diversified Financial Services — 1.6%
AlixPartners LLP, Initial Term Loan, 4.50%, 7/28/22		11,713	11,771,070
Jefferies Finance LLC (JFIN Co-Issuer Corp.) AKA Project Shot Put, Term Loan, 4.50%, 5/14/20		6,782	6,679,777
Precyse Acquisition Corp., Initial Term Loan (First Lien), 6.50%, 10/20/22		9,341	9,369,903
SolarWinds Holdings, Inc., 2016 Refinancing Term Loan, 5.50%, 2/03/23		11,905	11,943,691
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, 5.75%, 3/03/23		5,496	5,525,685
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00%, 7/08/22		2,889	2,906,964

			48,197,090
Diversified Telecommunication Services — 5.8%
Electric Lightwave Holdings, Inc. (FKA Integra Telecom Holdings, Inc.):
Term B-1 Loan (Second Lien), 9.75%, 2/12/21		3,422	3,240,667
Term B-1 Loan, 5.25%, 8/14/20		8,151	8,065,828
Hawaiian Telcom Communications, Inc., Term Loan, 5.25%, 6/06/19		5,124	5,136,526
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		16,514	15,662,712
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		28,295	28,436,140
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		15,729	15,794,590
LTS Buyer LLC (Sidera Networks, Inc.):
Term B Loan (First Lien), 4.00%, 4/13/20		21,621	21,587,559
Term Loan (Second Lien), 8.00%, 4/12/21		4,599	4,593,231
New LightSquared LLC, Loan, 9.75%, 6/15/20 (c)(d)		35,044	31,802,507
Telesat Canada:
Term A Loan, 3.51%, 3/28/17	CAD	3,530	2,678,511
U.S. Term B-2 Loan, 3.50%, 3/28/19	USD	1,974	1,971,504
Virgin Media Investment Holdings Ltd.:
E Facility, 4.25%, 6/30/23	GBP	2,305	3,022,776
F Facility, 3.65%, 6/30/23	USD	14,962	14,960,208
WaveDivision Holdings LLC, Initial Term Loan, 4.00%, 10/15/19		7,481	7,472,840
Ziggo BV:
USD B1 Facility, 3.65%, 1/15/22		4,310	4,288,751
USD B2 Facility, 3.65%, 1/15/22		2,779	2,765,299
USD B3 Facility, 3.70%, 1/15/22		4,570	4,547,213

			176,026,862
Electric Utilities — 1.5%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		30,195	30,307,729
Texas Competitive Electric Holdings Co. LLC (TXU):

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	11

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Electric Utilities (continued)
2017 Term Loan (Extending), 4.97%, 10/10/17	USD	8,430	$2,697,600
Term C Loan, 5.00%, 10/31/17		2,363	2,368,421
Term Loan, 5.00%, 10/31/17		10,358	10,381,162

			45,754,912
Electronic Equipment, Instruments & Components — 0.9%
CPI Acquisition, Inc., Term Loan (First Lien), 5.50%, 8/17/22		4,567	4,439,864
Dell International LLC:
Term B Loan, 3.25%, 6/02/23		10,350	10,405,476
Term B-2 Loan, 4.00%, 4/29/20		6,801	6,821,388
Term C Loan, 3.75%, 10/29/18		2,662	2,658,896
Lully Finance S.à r.l. (Lully Finance LLC), Initial Term B-1 Loan (First Lien), 5.00%, 10/14/22		3,567	3,569,322

			27,894,946
Energy Equipment & Services — 0.4%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		5,414	2,480,381
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/20		824	716,938
Weatherford International Ltd., Loan, 1.95%, 7/13/20		8,547	8,034,048

			11,231,367
Food & Staples Retailing — 2.9%
Albertson’s LLC:
2016-1 Term B-4 Loan, 4.50%, 8/25/21		22,438	22,525,561
2016-1 Term B-5 Loan, 4.75%, 12/21/22		1,339	1,346,028
Term B-6 Loan, 4.75%, 6/22/23		971	975,899
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		3,618	3,623,727
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		15,869	15,853,799
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		3,545	3,553,201
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		12,855	12,873,846
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Initial Term Loan, 4.00%, 6/27/23		26,140	26,254,493

			87,006,554
Food Products — 1.3%
Dole Food Co., Inc., Tranche B Term Loan, 4.50% - 6.00%, 11/01/18		7,670	7,692,307
Hostess Brands LLC:
Term B Loan (First Lien), 4.50%, 8/03/22		14,222	14,289,920
Term B Loan (Second Lien), 8.50%, 8/03/23		2,201	2,203,540
Pinnacle Foods Finance LLC, Fourth Amendment Tranche I Term Loan, 3.27%, 1/13/23		8,890	8,938,511
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 8.00%, 5/01/19		3,252	2,965,127
Term B Loan (Second Lien), 10.75%, 11/01/19		2,961	2,279,970

			38,369,375

Floating Rate Loan Interests (b)		Par (000)	Value
Gas Utilities — 0.1%
Samchully Midstream 3 LLC, Initial Term Loan, 5.75%, 10/20/21	USD	3,910	$3,518,957
Health Care Equipment & Supplies — 2.0%
Alere, Inc. (FKA IM U.S. Holdings LLC):
Term A Loan, 3.75%, 6/18/20		2,356	2,318,783
Term B Loan, 4.25%, 6/20/22		7,860	7,761,480
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B4, 4.25%, 1/17/22		9,238	9,260,863
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		17,264	16,630,508
Hill-Rom Holdings, Inc., Initial Term B Loan, 3.50%, 9/08/22		5,697	5,728,006
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/17/18		6,667	6,462,886
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		11,706	11,420,445

			59,582,971
Health Care Providers & Services — 6.4%
Acadia Healthcare Co., Inc.:
Tranche B-1 Term Loan, 3.75%, 2/11/22		1,372	1,370,390
Tranche B-2 Term Loan, 4.50%, 2/16/23		7,114	7,140,928
ADMI Corp. (AKA Aspen Dental), Initial Term Loan, 5.25%, 4/29/22		4,479	4,509,744
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		2,289	2,254,233
AmSurg Corp., Initial Term Loan, 3.50%, 7/16/21		11,397	11,401,749
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.):
Term B-2 Loan, 3.75%, 11/02/18		9,469	9,457,602
Term B-3 Loan, 3.75%, 11/02/18		3,752	3,744,542
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.75%, 6/07/23		12,783	12,854,931
CHS/Community Health Systems, Inc.:
Incremental 2018 Term F Loan, 4.08%, 12/31/18		3,950	3,890,056
Incremental 2019 Term G Loan, 3.75%, 12/31/19		11,590	11,126,838
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 6.50%, 2/07/22		8,354	8,354,250
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		14,442	14,517,544
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.):
Initial Term Loan, 4.25%, 5/25/18		6,880	6,879,657
Tranche B-2 Term Loan, 4.50%, 10/28/22		3,980	3,983,741
HC Group Holdings III, Inc., Initial Term Loan (First Lien), 6.00%, 4/07/22		10,487	10,499,745
HCA, Inc.:
Tranche B-6 Term Loan, 3.77%, 3/17/23		14,336	14,501,092
Tranche B-7 Term Loan, 3.57%, 2/15/24		3,000	3,027,448
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		2,988	2,952,204
Millenium Lender Claim:
Term Loan, 0.00%, (c)		7,745	77
Term Loan, 0.00%, (c)		7,267	73
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23		11,570	11,690,559

See Notes to Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (continued)
National Mentor Holdings, Inc., Tranche B Term Loan, 4.25%, 1/31/21	USD	2,528	$2,529,555
NVA Holdings, Inc.:
Incremental Term B-1 Loan (First Lien), 5.50%, 8/14/21		3,372	3,371,550
Term Loan (First Lien), 4.75%, 8/14/21		66	65,751
Prestige Brands, Inc., Term B-3 Loan, 3.50% - 5.25%, 9/03/21		4,440	4,455,503
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		6,466	6,466,187
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22		6,915	6,936,613
Team Health, Inc., New Tranche B Term Loan, 3.75%, 11/23/22		12,880	12,906,882
U.S. Renal Care, Inc., Initial Term Loan (First Lien), 5.25%, 12/30/22		7,163	6,894,186
Vizient, Inc., Initial Term Loan, 6.25%, 2/13/23		7,307	7,384,358

			195,167,988
Health Care Technology — 0.3%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		9,137	9,137,408
Hotels, Restaurants & Leisure — 5.1%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		13,482	13,334,906
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		2,509	2,489,307
AMF Bowling Centers, Inc., Term B Loan (First Lien), 5.00%, 8/17/23		6,416	6,362,555
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-2 Loan, 3.75%, 12/10/21		13,701	13,752,334
Bass Pro Group LLC, New Term Loan (2015), 4.00%, 6/05/20		3,735	3,714,998
Boyd Gaming Corp.:
Term B Loan, 4.00%, 8/14/20		9,409	9,429,604
Term B Loan, 3.00%, 8/16/23		5,430	5,450,363
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		32,140	31,407,231
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.50%, 8/06/21		4,412	4,433,677
Diamond Resorts Corp., Term Loan, 7.00%, 5/09/21		7,498	7,497,741
Eldorado Resorts, Inc., Initial Term Loan, 4.25%, 7/25/22		10,274	10,273,840
ESH Hospitality, Inc., Term B Loan, 3.00%, 8/17/23		11,170	11,193,234
Jack Ohio Finance LLC (FKA ROC Finance LLC), Funded Term B Loan, 5.00%, 6/20/19		7,701	7,512,893
KFC Holding Co. (AKA Yum! Brands), Term B Loan, 3.26%, 6/16/23		5,845	5,879,427
La Quinta Intermediate Holdings LLC, Initial Term Loan, 3.75%, 4/14/21		3,705	3,660,071
Scientific Games International, Inc.:
Initial Term B-2 Loan, 6.00%, 10/01/21		4,930	4,927,006
Initial Term Loan, 6.00%, 10/18/20		2,992	2,992,327
Station Casinos LLC, Term B Facility Loan, 3.75%, 6/08/23		10,641	10,647,518

			154,959,032
Household Products — 0.3%
Spectrum Brands, Inc., USD Term Loan, 3.50% - 5.25%, 6/23/22		9,159	9,192,121

Floating Rate Loan Interests (b)		Par (000)	Value
Independent Power and Renewable Electricity Producers — 2.8%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.00%, 5/03/20	USD	9,057	$8,935,490
Calpine Corp.:
Term Loan (2015), 4.00%, 1/15/23		3,164	3,179,256
Term Loan (2016), 3.64%, 5/31/23		6,194	6,214,961
Term Loan, 3.50%, 5/27/22		2,200	2,200,546
Dynegy Finance IV, Inc., Term Loan, 5.00%, 6/27/23		15,405	15,407,465
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		3,313	3,309,283
Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 5.00%, 10/02/21		12,062	12,110,609
Exgen Texas Power LLC, Term Loan, 5.75%, 9/18/21		5,837	4,684,554
Granite Acquisition, Inc.:
Term B Loan (First Lien), 5.00%, 12/17/21		13,048	12,703,553
Term C Loan (First Lien), 5.00%, 12/17/21		583	567,468
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 6.50%, 11/13/21		4,080	3,845,400
NRG Energy, Inc., Term Loan, 3.50%, 6/30/23		6,795	6,785,419
Terra-Gen Finance Co. LLC, Term Loan, 5.25%, 12/09/21		4,089	3,452,362

			83,396,366
Insurance — 2.1%
AmWINS Group LLC:
New Term Loan (First Lien), 4.75%, 9/06/19		3,970	3,988,801
Term Loan (Second Lien ), 9.50%, 9/04/20		1,181	1,192,393
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		13,831	13,877,418
Asurion LLC (FKA Asurion Corp.):
Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19		9,161	9,166,435
Incremental Tranche B-4 Term Loan, 5.00%, 8/04/22		10,802	10,798,590
Term Loan (Second Lien), 7.50%, 3/03/21		5,135	5,114,460
Sedgwick Claims Management Services, Inc.:
2016 New Term Loan, 5.25%, 3/01/21		2,040	2,051,485
Initial Loan (Second Lien), 6.75%, 2/28/22		9,510	9,399,018
Initial Term Loan (First Lien), 3.75%, 3/01/21		8,472	8,365,976

			63,954,576
Internet Software & Services — 2.2%
CAMP International Holding Co.:
Initial Term Loan (First Lien), 3.75%, 8/18/23		3,810	3,783,025
Initial Term Loan (Second Lien), 7.25%, 8/18/24		1,740	1,735,650
Go Daddy Operating Co. LLC, Initial Term Loan, 4.25%, 5/13/21		10,840	10,885,993
GTCR Valor Companies, Inc., Initial Term Loan (First Lien), 7.00%, 6/16/23		6,915	6,560,606

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	13

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Internet Software & Services (continued)
Kronos, Inc.:
Incremental Term Loan (First Lien), 4.50%, 10/30/19	USD	8,331	$8,359,309
Initial Term Loan (Second Lien), 9.75%, 4/30/20		7,638	7,793,059
Trader Corp., Term Loan, 4.00%, 8/09/23		5,745	5,748,619
Zayo Group LLC (Zayo Capital, Inc.), 2021 Term Loan, 3.75%, 5/06/21		22,670	22,686,725

			67,552,986
IT Services — 3.5%
Engility Corp. (FKA TASC, Inc.):
Term B1 Loan, 4.25%, 8/12/20		1,470	1,478,276
Term B2 Loan, 4.75%, 8/14/23		2,858	2,878,048
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.25%, 4/17/20		1,313	1,293,779
First Data Corp.:
2021 Extended Dollar Term Loan, 4.52%, 3/24/21		42,914	43,112,639
2022 Dollar Term Loan, 4.27%, 7/08/22		5,000	5,013,750
Global Payments, Inc., Heartland Incremental Term B Loan, 4.02%, 4/22/23		10,808	10,877,868
IG Investments Holdings LLC, Extended Tranche
Term B Loan, 6.00%, 10/31/21		9,834	9,848,668
Sabre GLBL, Inc. (FKA Sabre, Inc.):
Term B Loan, 4.00%, 2/19/19		11,913	11,954,484
Term C Loan, 4.00%, 2/19/18		261	261,475
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.50%, 6/13/21		3,237	3,249,175
WEX, Inc., Term B Loan, 4.25%, 6/30/23		16,435	16,549,388

			106,517,550
Leisure Products — 0.3%
Leslie’s Poolmart, Inc., Tranche B Term Loan, 5.25%, 8/16/23		4,685	4,714,281
Performance Sports Group Ltd. (FKA Bauer Performance Sports Ltd.), Initial Term Loan, 4.50%, 4/15/21		4,545	3,647,356

			8,361,637
Life Sciences Tools & Services — 2.3%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		24,255	24,149,200
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		10,554	10,468,549
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		23,905	23,970,944
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/16/22		11,488	11,452,394

			70,041,087
Machinery — 3.0%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		17,832	15,861,775
Allison Transmission, Inc., Term B-3 Loan, 3.50%, 8/23/19		4,018	4,026,357
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		1,715	205,800
Filtration Group Corp., Term Loan (First Lien), 4.25%, 11/20/20		13,677	13,647,498

Floating Rate Loan Interests (b)		Par (000)	Value
Machinery (continued)
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19	USD	6,466	$5,487,635
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		19,933	19,609,388
Mueller Water Products, Inc., Initial Loan, 4.00%, 11/24/21		5,100	5,108,373
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		11,415	11,410,723
Safway Group Holding LLC, Term Loan B, 4.75%, 8/04/23		10,680	10,680,000
Wabash National Corp., Tranche B-2 Loan, 4.25%, 3/18/22		3,348	3,343,942

			89,381,491
Media — 7.4%
Acosta, Inc. (FKA Acosta Holdco, Inc.), Tranche B-1 Loan, 4.25%, 9/26/21		2,458	2,389,404
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		12,383	12,280,802
Term Loan (Second Lien), 7.50%, 7/25/22		3,553	3,378,005
Altice France SA (Numericable-SFR SA):
USD Term Loan B-5, 3.81%, 7/29/22		1,661	1,661,116
USD Term Loan B-6, 4.75%, 2/10/23		12,149	12,179,160
USD Term Loan B-7, 5.00%, 1/15/24		7,277	7,314,965
Altice U.S. Finance I Corp. (Cequel Communications LLC), Initial Term Loan, 4.25%, 12/14/22		17,791	17,857,578
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 0.00%, 12/31/14 (c)(d)		1,812	—
Term Loan, 0.00%, 12/31/14 (c)(d)		1,240	—
Cengage Learning, Inc., 2016 Refinancing Term Loan, 5.25%, 6/07/23		7,796	7,781,172
Charter Communications Operating LLC (AKA CCO Safari LLC), Term I Loan (2016),3.50%, 1/24/23		24,603	24,726,354
Creative Artists Agency LLC, Amendment No. 3 Incremental Term Loan, 5.00%, 12/17/21		5,759	5,773,658
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Initial Term Loan, 5.00%, 10/09/22		18,384	18,525,665
Gray Television, Inc., Term B Loan, 3.94%, 6/13/21		1,556	1,561,835
Hemisphere Media Holdings LLC (International Espanol, Inc.), Term B Loan, 5.00%, 7/30/20		3,651	3,642,234
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.):
Tranche D Term Loan, 7.27%, 1/30/19		23,821	18,258,944
Tranche E Term Loan, 8.02%, 7/30/19		5,460	4,172,368
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		5,485	5,402,725
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		3,691	3,697,576
MCC Iowa LLC, Tranche J Term Loan, 3.75%, 6/30/21		1,642	1,644,241
Telenet Financing USD LLC, Term Loan AD Facility, 4.25%, 6/30/24		13,517	13,555,375
Tribune Media Co. (FKA Tribune Co.), Term B Loan, 3.75%, 12/27/20		16,891	16,922,716

See Notes to Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Media (continued)
Univision Communications, Inc., Replacement First-Lien Term Loan (C-4),4.00%, 3/01/20	USD	31,164	$31,145,748
UPC Financing Partnership, Facility AN, 3.00%, 8/31/24		10,140	10,103,597

			223,975,238
Metals & Mining — 1.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 3.75%, 6/30/19		1,849	1,838,116
Freeport-McMoRan, Inc. (FKA Freeport- McMoRan Copper & Gold, Inc.) (PT Freeport Indonesia), Term Loan, 3.28%, 5/31/18		220	217,759
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		15,413	15,439,753
Reynolds Group Holdings, Inc., U.S. Term Loan, 4.25%, 2/05/23		12,330	12,341,738
WireCo WorldGroup, Inc., Term B Loan, 5.50%, 7/21/23		2,940	2,942,440

			32,779,806
Multiline Retail — 0.9%
Dollar Tree, Inc., Term B-1 Loan, 3.50%, 7/06/22		15,559	15,582,146
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		1,420	1,234,287
Hudson’s Bay Co., Initial Term Loan, 4.75%, 9/30/22		10,589	10,605,708

			27,422,141
Multi-Utilities — 0.2%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		4,800	4,752,000
Oil, Gas & Consumable Fuels — 2.8%
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/17/20		8,868	7,937,074
California Resources Corp.:
Term Loan, 3.00%, 9/24/19		7,465	7,091,679
Term Loan, 10.38%, 12/31/21		10,735	11,244,913
Chesapeake Energy Corp., Term Loan, 7.50%, 8/17/21		15,096	15,567,625
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		4,317	4,342,147
Energy Transfer Equity LP:
Loan (2013), 3.29%, 12/02/19		1,020	1,000,874
Loan (2015), 4.04%, 12/02/19		4,754	4,712,006
EP Energy LLC (FKA Everest Acquisition LLC), Term Loan, 9.75%, 6/30/21		2,556	2,514,837
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		14,111	12,950,989
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		292	235,373
Southcross Holdings Borrower LP, Tranche B Term Loan, 9.00% (3.50% Cash or 5.50% PIK), 4/13/23 (e)		385	324,756
Ultra Resources, Inc., Revolving Credit, 1.75%, 10/06/16		6,672	6,171,600
Veresen Midstream LP, Tranche B-1 Term Loan, 5.25%, 3/31/22		10,015	9,902,578

			83,996,451
Personal Products — 0.6%
NBTY, Inc., Dollar Term B Loan, 5.00%, 5/05/23		6,877	6,878,960

Floating Rate Loan Interests (b)		Par (000)	Value
Personal Products (continued)
Revlon Consumer Products Corp., Term B Loan, 3.50%, 7/21/23	USD	11,630	$11,612,555

			18,491,515
Pharmaceuticals — 3.3%
Akorn, Inc., Loan, 5.25%, 4/16/21		9,168	9,248,146
Capsugel Holdings U.S., Inc., New Dollar Term Loan, 4.00%, 7/31/21		14,276	14,342,739
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		20,059	20,162,512
Endo Luxembourg Finance Co. I S.à r.l., 2015 Incremental Term B Loan, 3.75%, 9/26/22		9,435	9,379,002
RPI Finance Trust, Term B-4 Term Loan, 3.50%, 11/09/20		15,585	15,669,139
Valeant Pharmaceuticals International, Inc.:
Series A-3 Tranche A Term Loan, 4.28%, 10/20/18		1,934	1,932,490
Series A-4 Tranche A Term Loan, 4.26%, 4/01/20		1,548	1,536,120
Series C-2 Tranche B Term Loan, 5.25%, 12/11/19		17,399	17,420,314
Series D-2 Tranche B Term Loan, 5.00%, 2/13/19		2,211	2,207,330
Series E-1 Tranche B Term Loan, 5.25%, 8/05/20		7,414	7,400,217

			99,298,009
Professional Services — 2.3%
Cotiviti Corporation (FKA Connolly Intermediate, Inc.):
Initial Term Loan (First Lien), 4.50%, 5/14/21		16,727	16,753,165
Initial Term Loan (Second Lien), 8.00%, 5/13/22		802	797,558
Employbridge LLC (FKA Koosharem LLC), Term Loan, 7.50%, 5/15/20		3,497	2,990,166
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		6,161	6,176,023
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		4,763	4,756,921
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		1,268	1,242,150
Sterling Midco Holdings, Inc. (FKA Sterling Holdings Ultimate Parent, Inc.), Initial Term Loan (First Lien), 5.75%, 6/20/22		7,326	7,285,097
Trans Union LLC:
2015 Term A Facility, 2.52%, 6/30/20		2,923	2,835,581
2016 Incremental Term B-2 Commitment, 3.50%, 4/09/21		26,532	26,609,931

			69,446,592
Real Estate Investment Trusts (REITs) — 1.1%
Communications Sales & Leasing, Inc. (CSL Capital LLC), Term Loan, 5.00%, 10/24/22		10,349	10,349,365
MGM Growth Properties Operating Partnership LP, Term B Loan, 4.00%, 4/25/23		18,159	18,305,490
RHP Hotel Properties LP, Tranche B Term Loan, 3.50%, 1/15/21		3,887	3,895,212

			32,550,067

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	15

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Real Estate Management & Development — 1.6%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20	USD	10,548	$10,603,451
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.) (AKA Cushman & Wakefield), 2015-1 Additional Term Loan (First Lien), 4.25%, 11/04/21		12,305	12,239,362
FCA U.S. LLC (FKA Chrysler Group LLC), Term B Loan, 3.50%, 5/24/17		10,085	10,097,823
Realogy Group LLC (FKA Realogy Corp.):
Initial Term A Loan, 2.50%, 10/23/20		6,057	5,996,768
New 2022 Term Loan, 3.75%, 7/20/22		9,201	9,246,707

			48,184,111
Road & Rail — 0.3%
Gruden Acquisition, Inc. (AKA Quality Distribution), Term Loan (First Lien), 5.75%, 8/18/22		5,766	5,149,810
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		3,830	3,767,986

			8,917,796
Semiconductors & Semiconductor Equipment — 2.2%
Avago Technologies Cayman Holdings Ltd., Term B-3 Loan, 3.51%, 2/01/23		47,707	48,117,888
Cavium, Inc., Initial Term B Loan, 3.75%, 8/16/22		3,420	3,428,550
Microsemi Corp., Closing Date Term B Loan, 3.75%, 1/15/23		3,512	3,533,623
NXP BV (NXP Funding LLC), Tranche B Loan, 3.75%, 12/07/20		9,517	9,567,494
ON Semiconductor Corp., Closing Date Term Loan, 5.25%, 3/31/23		2,540	2,571,293

			67,218,848
Software — 3.6%
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.00%, 1/25/21		2,932	2,936,120
Initial Term Loan (Second Lien), 7.50%, 1/24/22		1,746	1,750,626
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		5,731	5,464,738
Diamond U.S. Holding LLC (Dealogic), Initial Term Loan, 4.75%, 12/17/21		3,733	3,670,918
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		18,399	18,187,718
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		19,801	19,107,769
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		5,000	4,843,750
Initial Term Loan, 4.50%, 10/13/20		8,319	8,296,056
Sophia LP, Closing Date Term Loan, 4.75%, 9/30/22		9,033	9,036,558
SS&C Technologies, Inc., Term B-1 Loan, 4.00%, 7/08/22		22,672	22,813,498
VF Holding Corp., Initial Term Loan (First Lien), 4.75%, 6/30/23		12,095	12,113,368

			108,221,119
Specialty Retail — 2.4%
Harbor Freight Tools USA, Inc., Initial Loan (2016), 3.25%, 8/18/23		11,734	11,755,899

Floating Rate Loan Interests (b)		Par (000)	Value
Specialty Retail (continued)
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21	USD	1,904	$1,500,376
Michaels Stores, Inc.:
Incremental 2014 Term Loan, 4.00%, 1/28/20		9,040	9,095,145
Term B Loan, 3.75%, 1/28/20		6,511	6,534,362
National Vision, Inc., Initial Term Loan (First Lien), 4.00%, 3/12/21		12,124	11,914,354
Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		5,667	5,312,452
Party City Holdings, Inc. (Party City Corp.), Term Loan, 4.25% - 4.49%, 8/19/22		15,337	15,353,346
PetCo Animal Supplies, Inc.:
Tranche B-1 Term Loan, 5.00%, 1/26/23		6,813	6,868,707
Tranche B-2 Term Loan, 5.00%, 1/26/23		5,124	5,160,273
Things Remembered, Inc., Term Loan, 8.25%, 5/24/18		973	427,351

			73,922,265
Textiles, Apparel & Luxury Goods — 0.1%
Samsonite International SA, Initial Tranche B Term Loan, 4.00%, 5/15/23		2,115	2,136,150
Trading Companies & Distributors — 1.6%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		5,788	5,799,650
Beacon Roofing Supply, Inc., Initial Term Loan, 4.00%, 10/01/22		4,851	4,862,968
GYP Holdings III Corp., Term Loan (First Lien), 4.75%, 4/01/21		5,845	5,829,999
HD Supply, Inc., Incremental Term Loan, 3.75%, 8/13/21		16,982	17,067,233
MRC Global (U.S.), Inc. (FKA McJunkin Red Man Corp.), Term Loan, 5.00%, 11/08/19		1,831	1,785,197
Nexeo Solutions LLC, Initial Term Loan, 5.25%, 6/09/23		1,345	1,349,210
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies):
Initial Dollar Term Loan (First Lien), 4.25%, 7/31/21		4,058	4,011,361
Initial Term Loan (Second Lien), 7.75%, 7/31/22		8,790	8,398,845

			49,104,463
Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc., Senior Lien Term Loan, 3.50%, 11/09/22		4,485	4,514,194
Total Floating Rate Loan Interests — 93.3%			2,826,307,662

Investment Companies		Shares
iShares iBoxx $ High Yield Corporate Bond ETF		128,412	11,134,605
New Millennium Holdco, Inc. (a)		71,823	54,442
Total Investment Companies — 0.4%			11,189,047

See Notes to Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Schedule of Investments (continued)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.1%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)	USD	4,480	$4,491,244

Preferred Securities		Shares
Preferred Stocks
Diversified Consumer Services — 0.0%
Education Management Corp., Series A-1, 7.50% (f)		1,705	3,410
Total Long-Term Investments (Cost — $3,020,502,021) — 99.5%			3,014,297,189

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21% (g)(h)	153,744,585	$153,744,585
Total Short-Term Securities (Cost — $153,744,585) — 5.1%		153,744,585
Total Investments (Cost — $3,174,246,606) — 104.6%		3,168,041,774
Liabilities in Excess of Other Assets — (4.6)%		(140,760,346)

Net Assets — 100.0%		$3,027,281,428

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Perpetual security with no stated maturity date.

(g)	During the year ended August 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Shares Purchased		Shares Sold	Shares Held at August 31, 2016	Value at August 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	223,911,699	—		(223,911,699)[1]	—	—	$549,717	$4,729
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	153,744,585	[2]	—	153,744,585	$153,744,585	16,762	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	128,412		—	128,412	11,134,605	49,267	—
Total						$164,879,190	$615,746	$4,729

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2016

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,777,211	CAD	2,317,000	Westpac Banking Corp.	9/06/16	$10,340
USD	3,042,604	GBP	2,309,000	HSBC Bank PLC	9/06/16	10,081
USD	1,755,580	CAD	2,303,000	Westpac Banking Corp.	10/05/16	(888)
USD	3,028,025	GBP	2,309,000	Royal Bank of Scotland PLC	10/05/16	(6,659)
Total						$12,874

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	17

Schedule of Investments (continued)

OTC Total Return Swaps
Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Appreciation
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	12/20/16	USD	3,120	$167,586	$(2,107)	$169,693

[1]	Fund receives the total return of the reference entity and pays the floating rate.

Derivative Financial Instruments Categorized by Risk Exposure

      As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$20,421	—	—	$20,421
Swaps — OTC	Unrealized appreciation on OTC swaps	—		—	—	$169,693	—	169,693

Total		—	—	—	$20,421	$169,693	—	$190,114

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$7,547	—	—	$7,547
Swaps — OTC	Swap premiums received	—	—	—	—	$2,107	—	2,107

Total		—	—	—	$7,547	$2,107	—	$9,654

      For the year ended August 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	—	—	$76,404	—	$76,404
Forward foreign currency exchange contracts	—	—	—	$403,876	—	—	403,876
Swaps	—	$(329,281)	—	—	(4,916)	—	(334,197)

Total	—	$(329,281)	—	$403,876	$71,488	—	$146,083

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(10,088)	—	$(10,088)
Forward foreign currency exchange contracts	—	—	—	$(48,096)	—	—	(48,096)
Swaps	—	$14,187	—	—	169,693	—	183,880

Total	—	$14,187	—	$(48,096)	$159,605	—	$125,696

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts sold	$2,433,922
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,988,161
Total return swaps:
Average notional value	$1,560,000

      For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of August 31, 2016
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$20,421	$7,547
Swaps — OTC[1]	169,693	2,107

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$190,114	$9,654
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$190,114	$9,654

[1]	Includes unrealized appreciation on OTC swaps and swap premiums received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
HSBC Bank PLC	$ 10,081	—	—	—	$10,081
JPMorgan Chase Bank N.A	169,693	$(2,107)	—	—	167,586
Westpac Banking Corp.	10,340	(888)	—	—	9,452

Total	$190,114	$(2,995)	—	—	$187,119

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
JPMorgan Chase Bank N.A	$2,107	$(2,107)	—	—	—
Royal Bank of Scotland PLC	6,659	—	—	—	$6,659
Westpac Banking Corp.	888	(888)	—	—	—

Total	$9,654	$(2,995)	—	—	$6,659

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due the counterparty in the event of default.

Fair Value Hierarchy as of August 31, 2016

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$36,833,277	$8,120,507	$44,953,784
Common Stocks[1]	—	—	184,936	184,936
Corporate Bonds[1]	—	127,167,106	—	127,167,106
Floating Rate Loan Interests[1]	—	2,661,414,106	164,893,556	2,826,307,662
Investment Companies	$11,134,605	54,442	—	11,189,047
Non-Agency Mortgage-Backed Securities	—	4,491,244	—	4,491,244
Preferred Securities[1]	—	—	3,410	3,410
Short-Term Securities	153,744,585	—	—	153,744,585
Unfunded Floating Rate Loan Interests[2]	—	24,270	—	24,270

Total	$164,879,190	$2,829,984,445	$173,202,409	$3,168,066,044

[1]	See above Schedule of Investments for values in each industry.

[2]	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	19

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$20,421	—	$20,421
Interest rate contracts	—	169,693	—	169,693
Liabilities:
Foreign currency exchange contracts	—	(7,547)	—	(7,547)

Total	—	$182,567	—	$182,567

[1] Derivative financial instruments are swaps and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2016, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$11,847	—	—	$11,847
Liabilities:
Bank overdraft	—	$(1,666,287)	—	(1,666,287)

Total	$11,847	$(1,666,287)	—	$(1,654,440)

During the year ended August 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening Balance, as of August 31, 2015	$31,137,319	$219,063	$4,733,568	$103,555,482	—	$139,645,432
Transfers into Level 3[1]	—	—	—	59,829,650	$40,068	59,869,718
Transfers out of Level 3[2]	(8,943,387)	—	(4,733,568)	(38,427,850)	—	(52,104,805)
Accrued discounts/premiums	28,897	—	—	193,703	—	222,600
Net realized gain (loss)	(575,326)	—	—	(1,706,165)	—	(2,281,491)
Net change in unrealized appreciation (depreciation)[3,4]	(55,703)	(76,660)	—	671,281	(36,658)	502,260
Purchases	3,655,977	44,891	—	79,009,243	—	82,710,111
Sales	(17,127,270)	(2,358)	—	(38,231,788)	—	(55,361,416)

Closing Balance, as of August 31, 2016	$8,120,507	$184,936	—	$164,893,556	$3,410	$173,202,409

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016[4]	$(36,981)	$67,194	—	$133,431	$(36,658)	$126,986

[1]

As of August 31, 2015, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of August 31, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Statement of Assets and Liabilities

August 31, 2016

Assets
Investments at value — unaffiliated (cost — $3,009,516,676)	$3,003,162,584
Investments at value — affiliated (cost — $164,729,930)	164,879,190
Foreign currency at value (cost — $11,971)	11,847
Receivables:
Investments sold	32,506,176
Capital shares sold	6,022,012
Dividends — affiliated	42,355
Interest	15,317,854
Unrealized appreciation on:
Forward foreign currency exchange contracts	20,421
OTC swaps	169,693
Unfunded floating rate loan interests	24,270
Prepaid expenses	120,295

Total assets	3,222,276,697

Liabilities
Bank overdraft	1,666,287
Payables:
Investments purchased	178,890,550
Capital shares redeemed	8,976,226
Income dividends	3,067,662
Investment advisory fees	1,288,489
Officer’s and Trustees’ fees	5,356
Other accrued expenses	691,193
Other affiliates	143,008
Service and distribution fees	256,844
Swap premiums received	2,107
Unrealized depreciation on forward foreign currency exchange contracts	7,547

Total liabilities	194,995,269

Net Assets	$3,027,281,428

Net Assets Consist of
Paid-in capital	$3,145,244,721
Undistributed net investment income	1,417,874
Accumulated net realized loss	(113,390,212)
Net unrealized appreciation (depreciation)	(5,990,955)

Net Assets	$3,027,281,428

Net Asset Value
Institutional — Based on net assets of $2,290,192,165 and 226,355,614 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.12

Investor A — Based on net assets of $554,627,947 and 54,824,591 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.12

Investor C — Based on net assets of $128,753,637 and 12,729,413 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.11

Investor C1 — Based on net assets of $47,449,509 and 4,690,699 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.12

Class K — Based on net assets of $6,258,170 and 618,755 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.11

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	21

Statement of Operations

Year Ended August 31, 2016

Investment Income
Interest	$135,837,952
Dividends — affiliated	615,746
Dividends — unaffiliated	6,972

Total income	136,460,670

Expenses
Investment advisory	14,219,185
Service and distribution — class specific	3,044,306
Transfer agent — class specific	1,661,236
Administration	1,061,685
Administration — class specific	556,287
Accounting services	427,403
Professional	261,356
Registration	184,562
Custodian	131,059
Printing	99,889
Officer and Trustees	45,094
Organization and offering	34,966
Miscellaneous	614,246
Recoupment of past waived fees — class specific	73,591

Total expenses	22,414,865
Less:
Administration fees waived — class specific	(17,919)
Fees waived by the Manager	(138,476)

Total expenses after fees waived	22,258,470

Net investment income	114,202,200

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(40,855,893)
Capital gain distributions received from affiliated investment companies	4,729
Futures contracts	76,404
Swaps	(334,197)
Foreign currency transactions	407,203

(40,701,754)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	149,260
Investments — unaffiliated	27,510,881
Futures contracts	(10,088)
Swaps	183,880
Unfunded floating rate loan interests	26,051
Foreign currency translations	(41,087)

27,818,897

Net realized and unrealized loss	(12,882,857)

Net Increase in Net Assets Resulting from Operations	$101,319,343

See Notes to Financial Statements.

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Statements of Changes in Net Assets

	Year Ended August 31,
Increase in Net Assets:	2016	2015[1]

Operations
Net investment income	$114,202,200	$101,590,307
Net realized loss	(40,701,754)	(25,302,635)
Net change in unrealized appreciation (depreciation)	27,818,897	(31,492,784)

Net increase in net assets resulting from operations	101,319,343	44,794,888

Distributions to Shareholders[2]
From net investment income:
Institutional	(86,135,997)	(74,258,911)
Investor A	(21,641,744)	(24,614,231)
Investor C	(4,036,596)	(4,690,840)
Investor C1	(1,745,260)	(2,401,535)
Class K	(330,879)	—

Decrease in net assets resulting from distributions to shareholders	(113,890,476)	(105,965,517)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	393,528,164	272,251,017

Net Assets
Total increase in net assets	380,957,031	211,080,388
Beginning of year	2,646,324,397	2,435,244,009

End of year	$3,027,281,428	$2,646,324,397

Undistributed (distributions in excess of) net investment income, end of year	$1,417,874	$(1,277,355)

[1] Consolidated Statement of Changes in Net Assets. [2] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	23

Financial Highlights

	Institutional
	Year Ended August 31,
	2016	2015[1]	2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of year	$10.20	$10.46	$10.43	$10.32	$9.83

Net investment income[2]	0.42	0.44	0.44	0.45	0.50
Net realized and unrealized gain (loss)	(0.08)	(0.24)	0.01	0.13 [3]	0.49 [3]

Net increase (decrease) from investment operations	0.34	0.20	0.45	0.58	0.99

Distributions from net investment income[4]	(0.42)	(0.46)	(0.42)	(0.47)	(0.50)

Net asset value, end of year	$10.12	$10.20	$10.46	$10.43	$10.32

Total Return[5]
Based on net asset value	3.48%	1.98%	4.42%	5.67%	10.29%

Ratios to Average Net Assets
Total expenses[6]	0.68%[7]	0.69%[7]	0.72%[7]	0.73%[7]	0.80%

Total expenses after fees waived and/or reimbursed[6]	0.67%	0.68%	0.70%	0.70%	0.70%

Net investment income[6]	4.23%	4.26%	4.19%	4.25%	4.95%

Supplemental Data
Net assets, end of year (000)	$2,290,192	$1,862,771	$1,607,319	$1,372,062	$484,591

Portfolio turnover rate	72%	78%	87%	91%	60%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 0.67%, 0.69% and 0.71%, respectively. There was no financial impact to the expense ratio for the year ended August 31, 2016.

See Notes to Financial Statements.

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Financial Highlights (continued)

	Investor A
	Year Ended August 31,
	2016	2015[1]	2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of year	$10.20	$10.46	$10.42	$10.31	$9.83

Net investment income[2]	0.39	0.42	0.41	0.42	0.47
Net realized and unrealized gain (loss)	(0.08)	(0.25)	0.02	0.12 [3]	0.48 [3]

Net increase from investment operations	0.31	0.17	0.43	0.54	0.95

Distributions from net investment income[4]	(0.39)	(0.43)	(0.39)	(0.43)	(0.47)

Net asset value, end of year	$10.12	$10.20	$10.46	$10.42	$10.31

Total Return[5]
Based on net asset value	3.14%	1.68%	4.23%	5.35%	9.80%

Ratios to Average Net Assets
Total expenses[6]	1.01%[7]	0.98%[7]	0.98%[7]	1.02%[7]	1.11%[7]

Total expenses after fees waived and/or reimbursed[6]	1.01%	0.97%	0.97%	1.01%	1.05%

Net investment income[6]	3.89%	4.04%	3.86%	3.99%	4.60%

Supplemental Data
Net assets, end of year (000)	$554,628	$597,767	$600,954	$659,910	$436,960

Portfolio turnover rate	72%	78%	87%	91%	60%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2016, August 31, 2014, August 31, 2013 and August 31, 2012, the ratio would have been 1.00%, 0.97%, 1.00% and 1.10%, respectively. There was no financial impact to the expense ratio for the year ended August 31, 2015.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	25

Financial Highlights (continued)

	Investor C
	Year Ended August 31,
	2016	2015[1]	2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of year	$10.19	$10.46	$10.42	$10.31	$9.82

Net investment income[2]	0.32	0.33	0.33	0.34	0.39
Net realized and unrealized gain (loss)	(0.08)	(0.25)	0.03	0.12 [3]	0.49 [3]

Net increase (decrease) from investment operations	0.24	0.08	0.36	0.46	0.88

Distributions from net investment income[4]	(0.32)	(0.35)	(0.32)	(0.35)	(0.39)

Net asset value, end of year	$10.11	$10.19	$10.46	$10.42	$10.31

Total Return[5]
Based on net asset value	2.42%	0.83%	3.45%	4.56%	8.98%

Ratios to Average Net Assets
Total expenses[6]	1.71%[7]	1.72%[7]	1.74%[7]	1.77%[7]	1.86%[7]

Total expenses after fees waived and/or reimbursed[6]	1.70%	1.71%	1.73%	1.76%	1.80%

Net investment income[6]	3.19%	3.25%	3.15%	3.19%	3.85%

Supplemental Data
Net assets, end of year (000)	$128,754	$129,526	$151,454	$123,040	$46,765

Portfolio turnover rate	72%	78%	87%	91%	60%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 1.71%, 1.73% and 1.74%, respectively. There was no financial impact to the expense ratios for the years ended August 31, 2016 and August 31, 2012.

See Notes to Financial Statements.

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Financial Highlights (continued)

	Investor C1
	Year Ended August 31,
	2016	2015[1]	2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of year	$10.20	$10.46	$10.42	$10.31	$9.83

Net investment income[2]	0.35	0.36	0.36	0.37	0.42
Net realized and unrealized gain (loss)	(0.09)	(0.24)	0.02	0.12 [3]	0.48 [3]

Net increase (decrease) from investment operations	0.26	0.12	0.38	0.49	0.90

Distributions from net investment income[4]	(0.34)	(0.38)	(0.34)	(0.38)	(0.42)

Net asset value, end of year	$10.12	$10.20	$10.46	$10.42	$10.31

Total Return[5]
Based on net asset value	2.69%	1.19%	3.73%	4.84%	9.28%

Ratios to Average Net Assets
Total expenses[6]	1.45%	1.45%	1.47%[7]	1.51%[7]	1.58%

Total expenses after fees waived and/or reimbursed[6]	1.44%	1.45%	1.46%	1.49%	1.54%

Net investment income[6]	3.46%	3.53%	3.41%	3.55%	4.15%

Supplemental Data
Net assets, end of year (000)	$47,450	$56,260	$75,517	$87,176	$100,532

Portfolio turnover rate	72%	78%	87%	91%	60%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[7]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 1.45% and 1.49%, respectively.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	27

Financial Highlights (concluded)

Class K
Period March 28, 2016[1] to August 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$9.90

Net investment income[2]	0.19
Net realized and unrealized gain	0.21

Net increase from investment operations	0.40

Distributions from net investment income[3]	(0.19)

Net asset value, end of period	$10.11

Total Return[4]
Based on net asset value	4.05%

Ratios to Average Net Assets
Total expenses[5]	0.63%

Total expenses after fees waived and/or reimbursed[5]	0.63%

Net investment income[5]	4.44%

Supplemental Data
Net assets, end of period (000)	$6,258

Portfolio turnover rate	72%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period March 28, 2016[1] to August 31, 2016
Investments in underlying funds	0.01%

See Notes to Financial Statements.

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”).

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and through distribution reinvestments by current holders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No2	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operation arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums

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Notes to Financial Statements (continued)

and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

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Notes to Financial Statements (continued)

•

Securities and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Notes to Financial Statements (continued)

the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may cause proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Allied Universal Holdco LLC (FKA USAGM Holdco LLC)	$3,058,828	$3,028,838	$3,053,108	$24,270

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

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Notes to Financial Statements (continued)

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of the contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specific date. These contracts helps to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

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Notes to Financial Statements (continued)

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands

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Notes to Financial Statements (continued)

ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee which is determined by calculating a percentage of the Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.50%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended August 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$1,395,629	$1,268,257	$380,420	$3,044,306

Administration Fees: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fees, which are shown as administration in the Statement of Operations, are paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Notes to Financial Statements (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended August 31, 2016, the Fund paid the following to the Administrator in return for these services, which are included in administration and administration — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$407,633	$111,650	$25,365	$10,145	$1,494	$556,287

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August 31, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Total
$21,157	$23	$21,180

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended August 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Total
$11,579	$6,593	$2,442	$263	$20,877

For the year ended August 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Total
$891,915	$640,370	$97,165	$31,786	$1,661,236

Other Fees: For the year ended August 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $25,243.

For the year ended August 31, 2016, affiliates received CDSCs as follows:

Investor A	$75,247
Investor C	$29,014
Investor C1	$36

Expense Limitations, Waivers and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.70%	1.05%	1.80%	1.80%	0.65%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to January 1, 2017 for Institutional, Investor A, Investor C and Investor C1 Shares and prior to January 1, 2018 for Class K Shares, unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”) or by a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the year ended August 31, 2016, the amount waived was $138,476.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	37

Notes to Financial Statements (continued)

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, in the Statement of Operations. For the year ended August 31, 2016, the Institutional Shares had waivers and/or reimbursements of $17,919.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

• The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

• The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended August 31, 2016, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Investor A	Investor C	Total
$28,122	$45,291	$178	$73,591

As of August 31, 2016, Institutional Shares had $17,919 of waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement which expires on August 31, 2018.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2016, the sale transactions which resulted in net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were $25,350,339 with realized losses of $(84,482).

7. Purchases and Sales:

For the year ended August 31, 2016, purchases and sales of investments, excluding short-term securities, were $2,371,301,655 and $1,931,343,712 respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the

38	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Notes to Financial Statements (continued)

accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, income recognized from pass-through entities and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(23,949,741)
Undistributed net investment income	$2,383,505
Accumulated net realized loss	$21,566,236

The tax character of distributions paid was as follows:

	8/31/16	8/31/15
Ordinary income	$113,890,476	$105,965,517

As of period end, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$1,607,604
Capital loss carryforwards	(111,723,969)
Net unrealized losses[1]	(7,846,928)

Total	$(117,963,293)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the accounting for swap agreements.

As of August 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,
No expiration date[2]	$69,944,527
2017	36,103,579
2018	5,675,863

Total	$111,723,969

[2]	Must be utilized prior to losses subject to expiration.

As of August 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,175,912,848

Gross unrealized appreciation	$25,667,390
Gross unrealized depreciation	(33,538,464)

Net unrealized depreciation	$(7,871,074)

9. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Secured Credit Portfolio in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but the Fund and BlackRock Secured Credit Portfolio can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2016, the Fund did not borrow under the credit agreement.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	39

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

40	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Notes to Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	164,646,397	$1,640,411,647	148,425,212	$1,526,505,338
Shares issued in reinvestment of distributions	6,110,938	61,090,232	5,177,290	53,323,670
Shares redeemed	(127,064,739)	(1,268,337,056)	(124,530,461)	(1,282,627,357)

Net increase	43,692,596	$433,164,823	29,072,041	$297,201,651

Investor A
Shares sold	20,656,634	$206,180,410	27,513,199	$282,499,409
Shares issued in reinvestment of distributions	1,850,243	18,484,081	1,878,279	19,342,968
Shares redeemed	(26,307,874)	(262,180,982)	(28,242,122)	(291,001,430)

Net increase (decrease)	(3,800,997)	$(37,516,491)	1,149,356	$10,840,947

Investor C
Shares sold	3,776,845	$37,720,998	2,319,791	$23,887,472
Shares issued in reinvestment of distributions	343,524	3,430,183	375,729	3,869,262
Shares redeemed	(4,096,019)	(40,812,209)	(4,469,661)	(46,028,328)

Net increase (decrease)	24,350	$338,972	(1,774,141)	$(18,271,594)

Investor C1
Shares sold	972	$9,643	5,458	$56,177
Shares issued in reinvestment of distributions	112,679	1,125,365	145,116	1,494,619
Shares redeemed	(940,822)	(9,413,330)	(1,851,535)	(19,070,783)

Net decrease	(827,171)	$(8,278,322)	(1,700,961)	$(17,519,987)

	Period March 28, 2016[1] to August 31, 2016
	Shares	Amount
Class K
Shares sold	3,422,799	$34,002,300	—	—
Shares issued in reinvestment of distributions	29,177	293,031	—	—
Shares redeemed	(2,833,221)	(28,476,149)	—	—

Net increase	618,755	$5,819,182	—	—

Total Net Increase	39,707,533	$393,528,164	26,746,295	$272,251,017

[1] Commencement of Operations.

As of August 31, 2016, 20,202 Class K Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Floating Rate Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Floating Rate Income Portfolio (the “Fund”), a series of BlackRock Funds II, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds II as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 26, 2016

Important Tax Information (Unaudited)

During the fiscal year ended August 31, 2016, the following information is provided with respect to the ordinary income distributions paid by the Fund:
	Payable Dates
Interest-Related Dividends for Non-U.S. Residents[1]	September 2015 - December 2015	86.03%
	January 2016 - August 2016	85.04%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

42	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Floating Rate Income Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	43

Disclosure of Investment Advisory Agreement (continued)

affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by

44	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Disclosure of Investment Advisory Agreement (continued)

Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	45

Disclosure of Investment Advisory Agreement (concluded)

benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

46	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	47

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

48	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms), from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Trust. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Trust based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Trustee effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Trustee.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	49

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1 (800) 441-7762.

Effective May 6, 2016, Valerie G. Brown resigned as a Trustee of the Trust.

Effective May 10, 2016, Kenneth A. Froot resigned as a Trustee of the Trust.

On June 2, 2016, the Board appointed Henry R. Keizer as a Trustee of the Trust, effective July 28, 2016.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

50	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016	51

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-8/16-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$94,138	$94,138	$0	$0	$17,500	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$17,500	$17,500

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	November 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date:	November 3, 2016